1. GENERAL INFORMATION AND GROUP STRUCTURE	12 Months Ended
Dec. 31, 2017
General Information And Group Structure
GENERAL INFORMATION AND GROUP STRUCTURE

1.1 General information

The Company is the largest fully integrated power company in Argentina and, directly and through its subsidiaries, it participates in the electricity and oil and gas value chains.

In the generation segment, the Company has a 3,756 MW installed capacity, which represents approximately 10.3% of Argentina’s installed capacity, and is the third largest independent generator in the country. Additionally, the Company is currently undergoing a process to expand its capacity by 598 MW.

In the electricity distribution segment, the Company has a controlling interest in Edenor, the largest electricity distributor in Argentina, which has 3 million customers and a concession area covering the Northern part of the City of Buenos Aires and Northwestern Zone of Greater Buenos Aires.

In the oil and gas segment, the Company is one of the leading oil and natural gas producers in Argentina, with operations in 16 production areas and 9 exploratory areas and an average annual production level for the year 2017 of 8 million m3/day of natural gas and 19,600 barrels of oil equivalent for oil and NGLs (without considering the production of the Medanito-La Pampa area for the benefit of PEPASA). Its main natural gas and oil production blocks are located in the Provinces of Neuquén and Río Negro. Additionally, the Company operates in 4 production areas in Venezuela, with a crude oil production of 1,300 barrels/day, and has a 23.1% interest in Oldelval, a company engaged in the transportation of crude oil from the Neuquén basin to the Province of Buenos Aires. Due to the divestment mentioned in Note 1.5.2, certain assets from de segment and the liabilities associated have been classified as held for sale.

In the refining and distribution segment, the Company owns the Dr. Ricardo Eliçabe Refinery in the City of Bahía Blanca, which has a 30,200 barrels/day capacity, and has a 28.5% interest in Refinor (owner of a refinery located in the Province of Salta, and 81 gas stations in Northern Argentina). Furthermore, the Company sells fuels through a network of 250 gas stations located in the center and south of the country, and the Dock Sud and Caleta Paula Terminals. Additionally, the Company produces lubricants in its Avellaneda industrial plant. Due to the divestment mentioned in Note 1.5.1, certain assets from de segment and the liabilities associated have been classified as held for sale.

In the petrochemicals segment, the Company has three high-complexity plants producing a wide variety of petrochemical products, including styrenics and synthetic rubber, and holding a large market share.

Finally, through its holding and others segment, the Company participates in the electricity and gas transportation businesses, conducts financial investment transactions and maintains investments in complementary businesses. In the transmission business, the Company jointly controls Citelec, which has a controlling interest in Transener, a company engaged in the operation and maintenance of a 20,718 km high-voltage electricity transmission network in Argentina with an 85% share in the Argentine electricity transmission market. In the gas transportation business, the Company jointly controls CIESA, which has a controlling interest in TGS, a company holding a concession for the transportation of natural gas with 9,184 km of gas pipelines in the center, west and south of Argentina, and which is also engaged in the processing and sale of natural gas liquids through the Cerri Complex

1.2. Acquisition of PPSL’s Capital stock

On May 13, 2016, Petrobras Internacional Braspetro B.V. (“Petrobras Holland”), a subsidiary of Petróleo Brasileiro S.A. (“Petrobras Brazil”) and the Company executed a share purchase agreement for the acquisition by the Company of the whole capital stock of PPSL, which holds 67.1933% of the capital stock and voting rights in Petrobras (respectively, the “Share Purchase Agreement” and the “Transaction”). As part of the Transaction and the purchase price, the Company acquired a Petrobras Holland credit with PPSL (the “PPSL Credit”) for an amount to US$ 80 million.

On July 27, 2016, the Transaction was closed upon the meeting of all applicable conditions precedent. On November 21, 2016, the parties agreed on certain adjustments to the Transaction’s final price, which was set at US$900 million, financed as follows: a) cash from the Company US$ 278 million; b) syndicated loan US$ 271 million c) funds obtained from the sale of TGS US$ 161 million; d) YPF financing US$ 140 million; and e) EMES financing US$ 50 million.

The following operations were completed after the closing of the Transaction:

(i)	On October 27, 2017, an affiliate of Petrobras Brazil acquired 33.6% of all rights and obligations in the concession over the Neuquén River area for an amount of US$ 72 million, and 100% of the rights and obligations pursuant to the Operating Agreement entered into by Petrobras, Bolivia branch, and YPF Bolivia regarding the Colpa and Caranda areas in Bolivia for a negative value of US$ 20 million.

(ii)	On October 14, 2017, YPF acquired of Petrobras 33.33% of all rights and obligations in the concession over the Río Neuquén area for the amount of US$ 72 million and the 80% interest in the concession on the Aguada de la Arena area for the amount of US$ 68 million.

1.2.1 Fair value of the acquisition

The following table details the fair value of the transferred consideration, the fair values of the acquired assets, the assumed liabilities and the non-controlling interest corresponding to PPSL’s acquisitions as at July 27, 2016 (in millions of Argentine Pesos):

	Purchase price allocation

Cash payment	13,362
Total consideration transferred	13,362

Investments in joint ventures	3,407	(a)
Investments in associates	777	(b)
Financial assets at amortized cost	21,801	(c)
Intangible assets	224	(d)
Financial assets at fair value through profit and loss	653	(b)
Financial assets at amortized cost	315
Trade and other receivables	7,256	(e)
Inventories	3,072
Cash and cash equivalents	4,384
Non current assets classified as held for sale	3,405
Trade and other payables	(4,324)
Borrowings	(7,434)
Salaries and social security payable	(383)
Defined benefit plans	(484)
Deferred tax liabilities	(4,096)
Taxes payables	(859)
Provisions	(5,793)	(f)
Liabilities associated with assets classified as held for sale	(240)
Income tax and minimum notional income tax provision	(1,444)
Non-controlling interest	(7,869)	(g)
Goodwill	994	(h)
Total purchase price allocation	13,362

(a)	Interests in joint ventures: in determining the fair value of Petrobras’ interest in CIESA, the Company used a Market-based Approach, applying the Comparable Transactions methodology. To such effect, the Company analyzed the sale of 25.5% of the indirect interest in TGS (Note 1.3), executed on July 27, 2016.

(b)	Interests in associates:

-	Interests in mixed companies in Venezuela: Petrobras is a party to the Contracts for Conversion into a Mixed Company entered into on August 7, 2006, as a participating company jointly with CVP, and, in such capacity, is a class B shareholder of certain Mixed Companies in Venezuela (Note 9).

Since the acquisition of PPSL entailed a change in Petrobras’ indirect parent company, the written authorization by the Venezuelan Government required by section 6.3 of the timely executed Conversion Contracts should be obtained. Given that as of the date of the acquisition of PPSL, the authorizations regarding the change of indirect control by the Government of Venezuela were not obtained, and considering the fact that the contracts of mixed companies provide the mandatory transfer of the shares for these cases, the Company has determined market value for its investment as of the date of acquisition was zero, considering: i) the monetary and fiscal policies implemented by the Venezuelan government together with the significant drop in international oil prices since 2014 that have eroded the ability of the mixed companies to efficiently operate the producing fields that resulted in increasing losses and reduction of equity in those investments, and ii) that there is very unlikely to acquire these assets in a stand-alone transaction, as conversion contracts establish that the transfer of direct control of the shares without obtaining prior approval of Venezuelan Government, implies that such participation is considered finished and all of the shares shall be transferred without any consideration in exchange for those shares. As of the issuance of these financial statements, the Company has not obtained the above-mentioned authorizations; however the Company is working on the requirements of the Government of Venezuela´s authorities, including the presentation of development and remediation plans for the respective areas.

-	Other associates and other investments classified as financial asset at fair value through profit and loss: This balance includes interests in Refinor, Oldelval, TJSM and TMB. The valuation approach used to obtain their fair value was the Income-based approach through the Indirect Cash Flow method (net present value of expected future cash flows). The discount rates used were as follows: 10.1% for interests in Refinor and Oldelval, and 7.1% for interests in TJSM and TMB; all of them were estimated taking the Weighted Average Cost of Capital (“WAAC”) rate in U.S. dollars as a parameter.

(c)	Property, plant and equipment:

-	Mining Property: The Company has valued its interests in proven reserves (both developed and to be developed) and probable reserves in different acquired gas and oil production blocks according to the reserves reports drawn up by the Company. In all cases (with the exception of 66.9% of the Río Neuquén area and 80% of the Aguada de la Arena block, which were classified as assets available for sale as at the acquisition date and valued at their fair value less cost to sell pursuant to IFRS 5) the approach used to determine the mining property's fair value was the income-based approach through the Indirect Cash Flow method. The projection period was determined based on the termination of the respective concession contracts. A 100% risk factor for proven reserves and a 50% risk factor for probable reserves have been considered. A 10.6% discount rate has been used, which was estimated taking the WACC rate in U.S. dollars as a parameter. The other main assumptions used to project cash flows were associated with volumes and productions costs, sales prices and capital investments, and were based on market participant assumptions.

-	Other Property, plant and equipment: Fair values of property, plant and equipment of the electricity generation, petrochemicals, refining and distribution and holding segments have been determined mainly through the application of the cost-based approach, which consists of the replacement value of the item as adjusted by its loss of value resulting from physical impairment, and physical and economic obsolescence. In the cases where the value obtained through the application of the cost-based approach was higher than the discounted cash flow value, the latter was considered the fair value.

(d)	Intangible Assets: The intangible asset identified and recognized in relation to Petrobras’ business corresponds to commercial relationships identified within the refining and distribution segment. The fair value of this intangible asset has been determined through the application of the income-based approach and the multi period excess earnings method.

Useful life was based on the amount and the moment on which the Company expects to derive economic benefits. It was assigned an average useful life of five years based, among other factors, on the contractual agreements, consumers’ behaviors and economic factors associated with the combined companies.

(e)	Acquired Receivables: The fair value of acquired trade and other receivables amounts to $ 7,256 million. The gross contractual amount of receivables is $ 8,352 million, out of which $ 295 million are not expected to be collected.

(f)	Contingent Liabilities: The Company has recorded $ 3,330 million to reflect the fair value of possible and probable tax, civil and labor contingencies as of the acquisition date. Petrobras is (whether directly or indirectly) involved in several legal, tax and labor proceedings in its ordinary course of business; their fair value was calculated considering the level of probability of cash outflows that would be required for each contingency, including the following: i) differences of interpretation with the Argentine Treasury regarding the following: a) the exemption from the Tax on Personal Assets in its capacity as Substitute Taxpayer for the shareholder PPSL (a company incorporated in Spain) on account of the application of the Double Taxation Treaty entered into with Spain; b) the Tariff heading used by the company for certain exported products; c) inaccurate customs declarations for certain spare parts to be used for the maintenance of production plants; ii) differences of interpretation with the Ecuadorian Treasury regarding the assessment of the reference price in the Income Tax and the Tax on Extraordinary Income; and iii) claims by contractors for the lack of payment of services associated with health, safety and environment.

In March 2017, and as a result of the Company’s adherence to the regularization regime (moratorium) regarding certain identified liabilities (see detail in Note 43), which granted certain benefits consisting of the forgiveness of tax fines and a reduction of compensatory interest, a payment obligation in the amount of $ 171 million was generated in favor of Petrobras Brasil as contingent consideration under the share purchase agreement on account of the acquisition of Petrobras paid in April 18, 2017.

(g)	Non-controlling interest in Petrobras: It has been measured based on the proportional share of the fair value of net identifiable assets in the acquisition.

(h)	Goodwill: The recognized goodwill represents the excess of the purchase consideration transferred over the fair value of identifiable net assets acquired. The $ 994 million goodwill arising from the acquisition is attributable to the future synergies of the Company and Petrobras combined business (as described above) and assembled workforce. Goodwill is not amortized, but is rather assessed for impairment at least annually or more frequently whenever events or circumstances indicate that goodwill might be impaired. The Goodwill was allocated to the Oil and Gas segment to evaluate its impairment. Goodwill is not deductible for tax purposes.

The Company has incurred in transaction expenses associated with the acquisition of PPSL, the mandatory tender offer and voluntary public offer for the exchange of Petrobras’shares in the amount of $ 305 million during the fiscal year ended December 31, 2016, mainly corresponding to fees and advisory services included in Administrative Expenses in the Statement of Comprehensive Income.

As a result of the acquisition of PPSL, the Company paid $ 13,362 million, which net of cash and cash equivalent acquired of $ 4,384, results in a net cash flow of $ 8,978, which is disclosed in the line “Payment for companies’ acquisitions” in statement of cash flow within investment activities.

1.2.2 Mandatory tender offer and voluntary public offer for the exchange of Petrobras’shares (the “offers”)

Pursuant to the provisions of Sections 87 and following provisions of Capital Market Act No. 26,831 and Section II, Chapter II, Title III of the CNV provisions on mandatory tender offers on account of changes of control and acquisition of significant indirect interests, on May 20, 2016 the Company's Board of Directors resolved to make a tender offer for the acquisition of the 662,445,264 Petrobras’ shares held by the investing public, which represent 32.81% of the capital stock and voting rights in Petrobras (the “Cash Acquisition Offer”), subject to the Transaction Close and the approval of the Cash Acquisition Offer by the CNV and the SEC. Furthermore, the Board of Directors decided to launch a voluntary public offer for the exchange of Petrobras’ shares, (the “Exchange Offer”) subject to the same conditions applicable to the Cash Acquisition Offer to avoid a higher use of cash or greater financial indebtedness to meet the Cash Acquisition Offer.

The authorization to make the Offer to Petrobras’ minority shareholders at a price per share of US$ 0.6825 which, converted into pesos at the official exchange rate at the Transaction’s closing date, amounts to $ 10.3735, was granted through an ordinance issued by the CNV’s Board of Directors on September 22, 2016 and Resolution No. 18,243 issued by the CNV on September 28, 2016 (approving the issuance of Pampa Shares). On October 3, 2016, the Company requested the SEC to expedite the effectiveness of the International Tender Offer, which was granted on October 6, 2016 and finishing on November 14, 2016.

On November 22 and 23, 2016 the Offers were completed with the following results:

(i)	In the domestic tranche, 365,532,273 Petrobras’ common shares were submitted, out of which 311,669,706 shares opted for the Cash Acquisition Offer at a price of $ 10.3735 per share, which entailed a $ 3,233.1 million disbursement; and 53,862,567 shares were exchanged for the Company’s common shares at a 0.5253 ratio, which entailed the issuance of 28,294,006 new Company common shares.

(ii) In the international tranche, 21,388,145 Petrobras’ ADRs were submitted to the Exchange Offer and were exchanged for ADSs of the Company at a 0.2101 ratio, which entailed the issuance of 4,493,649 ADSs of the Company, equivalent to 112,341,232 shares of the Company.

As a result of the Offers, the Company has increased its direct and indirect interests in Petrobras to 90.4%.

1.3. Sale of participations

1.3.1. Sale and swap of indirect interest in TGS

On July 18, 2016, the Company executed an agreement with Grupo Inversor Petroquímica S.L. (members of the GIP Group, headed by the Sielecki family), WST S.A. and PCT L.L.C. (members of the Werthein group) (jointly, the “Purchasers”) for the sale of 25.5% indirect interest in TGS (through PEPCA, owner of a 10% equity interest in CIESA and through other subsidiaries rightholders as the only beneficiary of the trust that owns 40% equity interest in CIESA, the “interest in TGS”) for a base price of US$ 241 million, subject to certain adjustments resulting from PEPCA’s financial position at the closing of the transaction.

As part of the conditions for the closing of the transaction, the Purchasers agreed to assume the risk in case the necessary regulatory approvals are not obtained. Furthermore, and subject to the closing of the acquisition of PPSL, the Company acquired an option, valid until February 2017, to swap the rights as sole beneficiary of the CIESA Trust in exchange of the shares of PHA, which holds 25% of CIESA and 15% of CIESA’s shares, both of which are owned by Petrobras Argentina. (the “Exchange”).

On July 27, 2016 the transaction was perfected and the economic impact of the transaction reached to a gain of approximately $ 480 million.

On January 11, 2017, the CNDC approved the acquisition by the Company of 40% of CIESA’s capital stock, an interest that had been acquired by the Company through CIESA’s financial debt swap executed on July, 2012 and 100% of PEPCA shares acquired on March, 2011.

On January 17, 2017, the exchange whereby the Purchasers transferred to PHA their capacity as beneficiaries and trustees of the trust holding 40% of CIESA's capital stock and voting rights, and the Company and PHA transferred to the Purchasers shares representing 40% of CIESA’s capital stock and voting rights, was perfected; the Group thus keeping a 10% direct interest in CIESA's capital stock and voting rights. The Exchange was approved by ENARGAS on December 29, 2016. The Purchasers and the Company’s direct and indirect interests in TGS remain unaltered as a result of the Exchange.

Furthermore, on this same date the Purchasers paid the balance of the purchase price for a total amount of US$ 80 million plus applicable interest.

1.3.2. Sale of interest in Greenwind

With the purpose of incorporating into the project a strategic partner contributing part of the investments necessary for the development of the Corti Wind Farm, on March 10, 2017, CTLL and PP entered into an agreement with Valdatana Servicios y Gestiones S.L.U., an entity which later changed its name to Viento Solutions S.L. for the sale of 50% of Greenwind’s capital stock and rights for a total amount of US$ 11.2 million.

As a result of the transaction, the Company has deconsolidated Greenwind's assets and liabilities and presents its interest in the joint venture based on the equity method of accounting.

1.4. Corporate reorganization

The corporate reorganizations mentioned below are carried out in order to obtain important benefits for the Company and all its corporate group, as it will allow for enhanced operating efficiency; an optimized use of available resources; the leveraging of technical, administrative and financial structures; and the implementation of converging policies, strategies and goals. Furthermore, the high complementarity between the participating companies will be leveraged, thus reducing costs resulting from the duplication and overlapping of operating and administrative structures.

This reorganization was perfected by means of a merger through absorption process, under the terms of tax neutrality pursuant to articles 77 and following of the Income Tax Law, whereby the absorbed companies will be dissolved without liquidation subject to the stipulations of the PMC, the provisions of sections 82 to 87 of Companies Act No. 19,550 and its amending provisions, the CNV provisions, the BCBA Listing Rules and other provisions, the IGJ provisions and all other applicable legal and regulatory provisions.

The Absorbing Company and the Absorbed Companies are currently performing the necessary procedures before the applicable entities in order to obtain the authorizations, registrations and recordings necessary for the Absorbing Company to operate as the continuing company in the merger. Notwithstanding that, in view of the need to request and obtain a large number of authorizations, registrations and recordings which must be granted by several national, provincial and municipal entities and the impossibility to obtain such approvals on a simultaneous basis, some absorbed companies will exceptionally continue operating and performing certain activities on behalf and at the expense of the Absorbing Company with the sole purpose of not hindering their course of business until all authorizations, registrations and recordings are finally obtained.

1.4.1. 2016 Reorganization:

On August 10, 2016, the Company and Petrobras’ Board of Directors resolved to instruct both managements to initiate all necessary tasks and procedures to merge Pampa Energía, as acquiring company, with Petrobras, as acquired company

Furthermore, the management of both companies considered it appropriate that under such merger, two Petrobras’ subsidiaries should be incorporated as absorbed companies: PEISA (95% through a direct interest and 5% through an indirect interest) and Albares (100% direct interest).

The merger was effective as of November 1, 2016, date on which the transfer to the absorbing company of all the rights and obligations, assets and liabilities of Petrobras, PEISA and Albares became effective, all of which subject to the corresponding corporate approvals under the applicable law and the registration with the Registry of Commerce of the merger and the dissolution without liquidation of the absorbed companies.

Pursuant to the PMC approved by the Board of Directors of the participating companies on December 23, 2016, which was authorized by the CNV on January 13, 2017:

(i)	each Petrobras’ minority shareholder will receive 0.5253 common shares of the Company with a face value of $ 1 each and each granting the right to one vote for each share it held before the merger.

(ii)	each minority holder of Petrobras’ ADRs will receive 0.2101 ADSs of the Company for each Petrobras’ ADR it held before the merger.

As regards PEISA and Albares, as Petrobras holds 100% of the capital stock of such companies, no capital stock increase will be necessary and, consequently, there will be no exchange ratio for the shares of these companies.

On February 16, 2017, the Extraordinary General Meetings of Shareholders approved the merger of Pampa Energía —as acquiring company— with Petrobras, PEISA and Albares —as acquired companies— in agreement with the terms of the PMC. On April 19, 2017, the final merger agreement was entered into.

Once the exchange of shares is perfected, the Company will issue 101,873,741 common shares with a face value of $ 1 each and each granting the right to one vote and, after the merger through absorption is effected, the Company’s capital stock will be made up of 1,938,368,431 common shares.

Pursuant to the provisions of Chapter X of the CNV provisions, the Company has filed a merger authorization proceeding before this entity and obtained from the CNV its authorization to publish the merger prospectus

On February 26, 2018, the CNV notified the Company that, under the proceeding investigating the sale of Petrobras Argentina’s shares held by FGS-ANSES in the MTO, Federal Criminal and Correctional Court No. 11, Clerk’s Office No. 22, ordered it to refrain from adopting any measures and/or final resolution on the merits of the case without the prior approval by this Court, where the Company’s corporate reorganization case is being heard. It is worth highlighting that this proceeding does not deal with the merger but with the voluntary participation of shareholder FGS-ANSES in Petrobras Argentina's cash purchase offer under the MTO that the Company was forced to launch when it indirectly acquired 67.1933% of Petrobras Argentina's capital stock. The reorganization process took place after the MTO and was completely independent from it, and FGS-ANSES did not take part in it since, at that time, it was not a Petrobras Argentina’s shareholder.

The delay in the registration of the merger directly affects approximately 6,250 domestic and foreign shareholders of Petrobras Argentina that are awaiting the share exchange which will take place after the registration of the merger.

Therefore, the Company understands that the above-mentioned judicial proceeding is completely unrelated to the merger and has not exercised any influence on it, and will continue promoting the measures necessary to obtain the registration of the merger.

1.4.2. 2017 Reorganization:

On June 26, 2017, the Board of Directors instructed the Company’s Management to start the proceedings allowing to evaluate the benefits of a merger through absorption process between the Company, as absorbing company, and certain companies of the group, as absorbed companies.

On September 22, 2017, the Company’s Board of Directors informed that the companies which will take part in these merger will be the Company, as absorbing company, and BLL, CTG, CTLL, EG3 Red, INDISA, INNISA, IPB, PP II and PEPASA, as absorbed companies.

The merger became effective on October 1, 2017, date as from which the transfer of the absorbed companies’ equity to the absorbing company became effective and, therefore, all their rights and obligations, assets and liabilities will become incorporated into the absorbing company’s equity, all of which subject to the corresponding corporate approvals under the applicable law and the registration with the Public Registry of Commerce of the merger and the dissolution without liquidation of the absorbed companies.

Except for PEPASA, CTG, INNISA and INDISA, companies with third parties’ shareholding, there was no exchange ratio for the other companies subject-matter of the merger as the Company directly and/or indirectly held 100% of the capital stock of such companies.

Since PEPASA and the Company’s assets are subject to the public offering system and listed in ByMA, the Board of Directors decided to propose to the Shareholders’ Meeting an exchange ratio based on the volume-weighted average price of the Company and PEPASA’s shares traded over the last six months, determined retroactively as from the Board meeting’s date on September 22, 2017, with a resulting exchange ratio of 2,2699 common shares with a face value of $ 1 each and each granting the right to one vote for each PEPASA common share in book-entry form with a face value of $ 1 and granting the right to one vote.

Pursuant to the CPF approved on December, 21, 2017 by the Board of Directors of the participating companies:

(i)	each PEPASA’ minority shareholder will receive 2,2699 common shares of the Company with a face value of $ 1 each and each granting the right to one vote for each share it held before the merger;

(ii)	each INNISA’ minority shareholder will receive 0,2644 common shares of the Company with a face value of $ 1 each and each granting the right to one vote for each share it held before the merger;

(iii)	each INDISA’ minority shareholder will receive 0,1832 common shares of the Company with a face value of $ 1 each and each granting the right to one vote for each share it held before the merger;

(iv)	each CTG’ minority shareholder will receive 0,6079 common shares of the Company with a face value of $ 1 each and each granting the right to one vote for each share it held before the merger.

Once the exchange of shares is perfected, the Company will issue 144.322.083 common shares with a face value of $ 1 each and each granting the right to one vote and, after the merger through absorption is effected, the Company’s capital stock will be made up of 2.080.190.514 common shares. The Company has recognized the effects of this exchange under Shareholders’ Equity in the Consolidated Statement of Changes in Shareholders’ Equity.

As of the issuance of these financial statements, the CNV’s authorization to the publication of the merger prospectus, the approval of the merger by each company’s shareholders’ meetings and the registration of the merger with the applicable controlling authorities are still pending.

1.4.3. Merger of Subsidiaries

The merger's effective date detailed below was fixed on January 1, 2017 and correspond to business combinations between companies under common control, and therefore there is no effect in these consolidated financial statements.

1.4.3.1. CTLL, EASA and IEASA

On December 7 and 22, 2016, the Board of Directors of CTLL, EASA and IEASA resolved to initiate all necessary tasks and procedures for the merger through absorption among CTLL, as absorbing company, and EASA and IEASA, as absorbed companies.

In analyzing this reorganization, EASA’s management concluded that, in order for the process to be viable, it was necessary to capitalize the debt EASA held with holders of Series A and B Discount Corporate Bonds issued on July 19, 2006 and maturing in 2021. On March 27, 2017 EASA’s Extraordinary General Meeting of Shareholders resolved to capitalize such CBs, which was accepted by PISA in its capacity as sole holder.

Pursuant to Board Resolution No. 347 passed on August 11, 2017, the ENRE resolved, by a majority of votes, to reject the request for merger authorization submitted by EDENOR and EASA, and these companies appealed this resolution timely and in due form on considering that it did not conform to law. On December 26, 2017 EASA was served notice of MEyM Resolution No. 501 upholding the filed appeal, revoking ENRE’s Board of Directors’ Resolution No. 347 and sustaining the merger authorization request.

On January 18, 2018, the shareholders’ meetings of the intervening companies approved the merger and on February 19, 2018, the merger final agreement was entered into.

As of the issuance of these financial statements, the merger is pending registration with the Public Registry, to which effect the intervening companies are filing all applicable presentations with the corresponding bodies.

1.4.3.2. PACOSA and WEBSA

On December 7, 2016, the Boards of Directors of PACOSA and WEBSA resolved to begin all necessary tasks and procedures for the merger through absorption between PACOSA, as absorbing company, and WEBSA as absorbed company.

On March 7, 2017, the shareholders’ meetings of the intervening companies approved the merger, and on May 30, 2017 the merger final agreement was entered into.

As of the issuance of these financial statements, the merger is pending registration with the Public Registry, to which effect the intervening companies are filing all applicable presentations with the corresponding bodies.

1.5. Assets classified as held for sale, related liabilities and discontinued operations

1.5.1. Sale of assets in the Refining and Distribution segment

On December 7, 2017, the Company executed with Trafigura Ventures B.V and Trafigura Argentina S.A. an agreement for the sale of certain assets in the Company’s refining and distribution segment based on the conviction that the oil refining and distribution business calls for a larger scale to attain sustainability. The closing of the transaction, which is subject to the meeting of certain conditions precedent, such as respective government approvals, is expected to take place by the end of March 2018.

The assets subject-matter of the transaction are as follows: (i) the Ricardo Eliçabe refinery; (ii) the Avellaneda lubricants plant; (iii) the Caleta Paula reception and dispatch plant; and (iv) the network of gas stations currently operated under Petrobras branding.

The Dock Sud storage facility is excluded from the sale, as well as the Company's investment in Refinería del Norte S.A.

The transaction price comprises US $ 90 million in cash that includes the usual working capital of the business, which will be adjusted when the transaction is completed and an additional amount financed that will be determined at the close of the transaction, according to the methodology established in the contract.

Pursuant to the foregoing, as of December 31, 2017, assets and liabilities subject to this transaction have been classified as held for sale, and the results for affected operations have been disclosed under “Discontinued Operations” in the consolidated statement of comprehensive income and in the consolidated statement of cash flows. As this business has been acquired through the acquisition of PPSL, financial information reflects the effect of consolidation from July 27, 2016 when de acquisition was consummated. The Company has measured its net assets at the lower of fair value less cost to sell and carrying value before held for sale criteria was met and it involved the recognition of an impairment of Intangible assets and Property, plant and equipment in the amount of $ 687 million, which is disclosed together with the results for the Refining and Distribution segment under "Discontinued Operations" of the statement of comprehensive income.

1.5.2. Sale of PELSA shares and certain oil areas

On January 16, 2018, the Company agreed to sell to Vista Oil & Gas S.A.B. de C.V. (“Vista”) its direct 58.88% interest in PELSA and its direct interests in the Entre Lomas, Bajada del Palo, Agua Amarga and Medanito-Jagüel de los Machos blocks, in line with the Company's strategy to focus its investments and human resources both on the expansion of its power generation installed capacity and on the exploration and production of natural gas, placing a special focus on the development and exploitation of unconventional gas reserves, as well as to continue investing on the development of its utility concessions.

The sale price amounts to US$ 360 million. The closing of the transaction is subject to the meeting of certain conditions precedent, including approval by shareholders meeting of Vista. The Company expects that it will represent earnings before taxes in the amount of approximately $ 1.400 million, which will be adjusted at the time of closing the transaction.

Consequently, as of December 31, 2017, assets and liabilities subject to this transaction have been classified as held for sale, and the results for affected operations have been disclosed under “Discontinued Operations” in the consolidated Statement of comprehensive income and in the consolidated statement of cash flows. As this business has been acquired through the acquisition of PPSL, financial information reflects the effect of consolidation from July 27, 2016 when de acquisition was consummated.

The consolidated statement of comprehensive income related to discontinued operations is presented below:

As of December 31, 2017:

	Oil and gas	Refining y distribution	Eliminations	Total
Revenue	5,972	16,795	(6,890)	15,877
Cost of sales	(4,840)	(14,256)	6,906	(12,190)
Gross profit	1,132	2,539	16	3,687

Selling expenses	(182)	(1,957)	-	(2,139)
Administrative expenses	(127)	(80)	-	(207)
Exploration expenses	(19)	-	-	(19)
Other operating income	377	223	-	600
Other operating expenses	(181)	(110)	-	(291)
Impairment of non current assets classified as held for sale	-	(687)	-	(687)
Operating income (loss)	1,000	(72)	16	944

Finance income	22	15	-	37
Finance expenses	-	(16)	-	(16)
Other financial results	(239)	(14)	-	(253)
Financial results, net	(217)	(15)	-	(232)
Income (loss) before income tax	783	(87)	16	712
				-
Income tax and minimum notional income tax	(662)	44	-	(618)
Profit (loss) of the year for discontinued operations	121	(43)	16	94

Other comprehensive income
Items that will not be reclassified to profit or loss
Remeasurements related to defined benefit plans	(7)	17	-	10
Income tax	(174)	(6)	-	(180)
Items that may be reclassified to profit or loss				-
Exchange differences on translation	773	-	-	773
Other comprehensive income of the year for discontinued operations	592	11	-	603
Total comprehensive income (loss) of the year for discontinued operations	713	(32)	16	697

	Oil and gas	Refining y distribution	Eliminations	Total
Total income (loss) of the year for discontinued operations attributable to:
Owners of the company	10	(43)	16	(17)
Non - controlling interest	111	-	-	111
	121	(43)	16	94

Total comprehensive income (loss) of the year for discontinued operations attributable to:
Owners of the company	282	(32)	16	266
Non - controlling interest	431	-	-	431
	713	(32)	16	697

As of December 31, 2016:

	Oil and gas	Refining y distribution	Eliminations	Total
Revenue	2,456	6,550	(2,821)	6,185
Cost of sales	(1,941)	(5,973)	2,931	(4,983)
Gross profit	515	577	110	1,202

Selling expenses	(63)	(757)	-	(820)
Administrative expenses	(25)	(23)	-	(48)
Exploration expenses	(41)	-	-	(41)
Other operating income	235	459	(377)	317
Other operating expenses	(656)	(98)	377	(377)
Operating income	(35)	158	110	233

Finance income	38	6	-	44
Finance expenses	(10)	(9)	-	(19)
Other financial results	(43)	(40)	-	(83)
Financial results, net	(15)	(43)	-	(58)
Income (loss) before income tax	(50)	115	110	175

Income tax and minimum notional income tax	(24)	(40)	(39)	(103)
Profit (loss) of the year for discontinued operations	(74)	75	71	72

Other comprehensive income
Items that will not be reclassified to profit or loss
Remeasurements related to defined benefit plans	(62)	14	-	(48)
Income tax	22	(5)	-	17
Items that may be reclassified to profit or loss				-
Exchange differences on translation	280	-	-	280
Other comprehensive income of the year for discontinued operations	240	9	-	249
Total comprehensive income (loss) of the year for discontinued operations	166	84	71	321

	Oil and gas	Refining y distribution	Eliminations	Total
Total income of the year for discontinued operations attributable to:
Owners of the company	(64)	75	71	82
Non - controlling interest	(10)	-	-	(10)
	(74)	75	71	72

Total comprehensive income of the year for discontinued operations attributable to:
Owners of the company	77	84	71	232
Non - controlling interest	89	-	-	89
	166	84	71	321

The consolidated statement of cash flows related to discontinued operations is presented below:

	12.31.2017	12.31.2016

Net cash generated by operating activities	1,979	1,549
Net cash used in investing activities	(1,176)	(661)
Net cash (used in) generated by financing activities	(719)	(922)
Increase (Decrease) in cash and cash equivalents from discontinued operations	84	(34)

Cash and cash equivalents at the beginning of the year	77	111
Increase (Decrease) in cash and cash equivalents	84	(34)
Cash and cash equivalents at the end of the year	161	77

As of December 31, 2017, the assets and liabilities that comprise the assets held for sale and associated liabilities are:

	Oil and gas	Refining y distribution	12.31.2017	12.31.2016
ASSETS
NON-CURRENT ASSETS
Property, plant and equipment	7,545	1,119	8,664	-
Intangible assets	311	104	415	-
Financial assets at amortized cost	35	-	35	19
Trade and other receivables	6	-	6	-
Total non-current assets	7,897	1,223	9,120	19

CURRENT ASSETS
Inventories	153	1,960	2,113	-
Financial assets at fair value through profit and loss	681	-	681	-
Trade and other receivables	426	-	426	-
Cash and cash equivalents	161	-	161	-
Total current assets	1,421	1,960	3,381	-
Total assets classified as held for sale	9,318	3,183	12,501	19

LIABILITIES
NON-CURRENT LIABILITIES
Defined benefit plans	97	58	155	-
Deferred tax liabilities	567	-	567	-
Provisions	922	52	974	-
Total non-current liabilities	1,586	110	1,696	-

CURRENT LIABILITIES
Trade and other payables	390	-	390	-
Salaries and social security payable	47	-	47	-
Defined benefit plans	2	6	8	-
Income tax and minimum notional income tax provision	26	-	26	-
Taxes payables	117	-	117	-
Provisions	51	35	86	-
Total current liabilities	633	41	674	-
Liabilities associated to assets classified as held for sale	2,219	151	2,370	-